                                             Exhibit 99.1 - Press Release

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                                  PRESS RELEASE
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                                ASTRO-MED, INC.

                            600 East Greenwich Avenue
                        West Warwick, Rhode Island 02893

             Astro-Med Reports Strong Third Quarter on Record Sales;
                     Directors Declare Regular Cash Dividend

For Immediate Release

Contact:  Albert W. Ondis, CEO                                November 18, 2003
          Joseph P. O'Connell, CFO
          Astro-Med, Inc.
          (401) 828-4000

West  Warwick,  RI --  Astro-Med,  Inc.  (NASDAQ:ALOT)  reports  net  income  of
$901,000,  equal to 17 cents per share,  on sales of  $14,386,000  for the Third
Quarter ending November 1, 2003. During the corresponding period of the previous year, the Company  reported a net loss of $311,000,  equal to 7 cents per share, on sales of $11,789,000.

During  the  Nine-Month  Period  of  the  current  fiscal  year,  earnings  were
$2,217,000,  equal to 48 cents  per  share,  on  sales of  $41,623,000.  For the corresponding  period last year,  the Company  reported a net loss of  $787,000, equal to 18 cents per share, on sales of $36,201,000.

Commenting  on the Third  Quarter  results,  Albert W.  Ondis,  Chief  Executive
Officer  stated,  "We are very pleased  with the  Company's  performance  in the quarter.  Sales grew by 22% from the corresponding  period of the previous year, and net  income  amounted  to 6.3% of sales  compared  with a loss in the  prior period. Gross profit margins continue to grow as we pursue our strategy of sales growth through aggressive new product development combined with strong marketing and selling activities."

On November 17, 2003 the Directors of Astro-Med  declared the regular  quarterly cash dividend of 4 cents per share payable on January 2, 2004 to shareholders of record on December 12, 2003.

The Third Quarter conference call will be held on Tuesday,  November 18, 2003 at
5:00 PM EST.  It will be  broadcast  in real time on the  Internet  through  our website  at  www.astromed.com.  We invite  you to log on and listen in on
November  18th or access the  broadcast  anytime for up to 5 days  following the event.

Astro-Med,  Inc.  is a  leading  manufacturer  of high tech  specialty  printing
systems,   electronic   medical   instrumentation,   and  test  and  measurement
instruments employed around the world in a wide range of industrial, scientific, and medical applications.

                                                            ASTRO-MED, INC.

                                                  Third Quarter                          Nine-Months Ended

                                     November 1, 2003    November 2, 2002 November 1, 2003     November 2, 2002

Net Sales                                      $14,386,000         $11,789,000          $41,623,000         $36,201,000
Net Income (Loss)                                 $901,000          ($311,000)           $2,217,000          ($787,000)
Net Income (Loss) Per Share - Basic                  $0.20             ($0.07)                $0.52             ($0.18)
Net Income (Loss) Per Share - Diluted                $0.17             ($0.07)                $0.48             ($0.18)
Dividends Per Share                                  $0.04               $0.04                $0.12               $0.12
Weighted Average Common Shares                   4,435,000           4,269,000            4,301,000           4,268,000
   Outstanding - Basic
Weighted Average Common Shares                   5,168,000           4,269,000            4,666,000           4,268,000
   Outstanding - Diluted

                              Safe Harbor Statement

This news release contains  forward-looking  statements,  and actual results may vary from those  expressed  or implied  herein.  Factors that could affect these results  include  those  mentioned in  Astro-Med's  FY2003 annual report and its annual and quarterly filings with the Securities and Exchange Commission.

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